ING International Bond Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                                January 26, 2001

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of the ING International Bond Fund scheduled to be held at 2:00 p.m., local time, on February 22, 2001 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Trustees of ING Funds Trust, on behalf of the ING International Bond Fund (a series of ING Funds Trust), has approved a reorganization of ING International Bond Fund, which is managed by ING Mutual Funds Management Co. LLC and is part of the ING Funds, into Pilgrim Strategic Income Fund, which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of the Pilgrim Strategic Income Fund on the date that the Reorganization occurs. Pilgrim Strategic Income Fund has investment objectives and policies that are compatible with those of ING International Bond Fund, and the Reorganization is expected to result in operating expenses that are lower for ING International Bond Fund shareholders after fee waivers and expense reimbursements.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Trustees of ING Funds Trust unanimously approved this proposal and recommended that shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 21, 2001.

     ING International Bond Fund may use Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings,
                                        President

                           ING International Bond Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                           ING INTERNATIONAL BOND FUND
                         SCHEDULED FOR FEBRUARY 22, 2001

To the Shareholders:

     A Special Meeting of Shareholders of the ING International Bond Fund ("Special Meeting") is scheduled for February 22, 2001 at 2:00 p.m., local time, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The purposes of the Special Meeting of ING International Bond Fund are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each Class of ING International Bond Fund by Pilgrim Strategic Income Fund in exchange for shares of the corresponding Class of Pilgrim Strategic Income Fund and the subsequent liquidation of ING International Bond Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees

                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary

January 26, 2001

                                TABLE OF CONTENTS

INTRODUCTION...................................................................1

SUMMARY........................................................................2

Investment objectives and policies.............................................4
  Comparison of Investment Objectives and Strategies...........................4
  Comparison of Portfolio Characteristics......................................6
  Relative Performance.........................................................7
  Performance of Pilgrim Strategic Income Fund.................................7
  Comparison of Investment Techniques and Risks of the Funds...................9

COMPARISON OF FEES AND EXPENSES...............................................10
  General Information.........................................................13
  Special Rules For Class A Shares of ING International Bond Fund.............14

ADDITIONAL INFORMATION ABOUT PILGRIM STRATEGIC INCOME FUND....................14
  Investment Personnel........................................................14

INFORMATION ABOUT THE REORGANIZATION..........................................15

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................18

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.................................18
  Solicitation of Proxies.....................................................18
  Voting Rights...............................................................19
  Other Matters to Come Before the Special Meeting............................20
  Shareholder Proposals.......................................................20
  Reports to Shareholders.....................................................20

Appendix A...................................................................A-1

Appendix B...................................................................B-1

Appendix C...................................................................C-1

Appendix D...................................................................D-1

Appendix E...................................................................E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                                FEBRUARY 22, 2001

                           ING INTERNATIONAL BOND FUND
                          (a series of ING Funds Trust)

                       Relating to the Reorganization into

                          PILGRIM STRATEGIC INCOME FUND
                       (a series of Pilgrim Mutual Funds)

                 (COLLECTIVELY, THE "FUNDS," AND EACH, A "FUND")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of ING International Bond Fund to Pilgrim Strategic Income Fund in exchange for shares of Pilgrim Strategic Income Fund (the "Reorganization"). ING International Bond Fund would then distribute to its shareholders their portion of the shares of Pilgrim Strategic Income Fund it receives in the Reorganization. The result would be a liquidation of ING International Bond Fund. You would receive shares of Pilgrim Strategic Income Fund having an aggregate value equal to the aggregate value of the shares you held of ING International Bond Fund as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which this transaction would be accomplished.

     Because you, as a shareholder of ING International Bond Fund, are being asked to approve a transaction that will result in your holding of shares of Pilgrim Strategic Income Fund, this Proxy Statement also serves as a Prospectus for Pilgrim Strategic Income Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim Strategic Income Fund that you should know. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Pilgrim Strategic Income Fund, see the Prospectus (the "Pilgrim Prospectus") and the Statement of Additional Information ("SAI") for Pilgrim Strategic Income Fund, each dated November 1, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. For a more detailed discussion of the investment objectives, policies, restrictions and risks of ING International Bond Fund, see the Prospectus (the "ING Prospectus") and SAI for ING International Bond Fund, each dated November 6, 2000, which are incorporated herein by reference and copies of which may be obtained without charge by calling 1-800-992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Pilgrim Strategic Income Fund dated June 30, 2000 is incorporated herein by reference. You may receive a copy of the most recent annual report and semi-annual report for either of the Funds, without charge, by calling 1-800-992-0180. An SAI dated January 19, 2001 containing additional information about the Reorganization and the parties thereto, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI relating to the Reorganization is available upon request and without charge by calling 1-800-922-0180.

     You can copy and review information about each Fund (including each SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, the ING Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 16, 2000, the Board of Trustees of ING Funds Trust, on behalf of the ING International Bond Fund, approved an Agreement and Plan of Reorganization with respect to the ING International Bond Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of ING International Bond Fund to Pilgrim Strategic Income Fund, in exchange for shares of Pilgrim Strategic Income Fund;

     * the assumption by Pilgrim Strategic Income Fund of all of the liabilities of ING International Bond Fund;

     * the distribution of Pilgrim Strategic Income Fund shares to the shareholders of ING International Bond Fund; and

     *    the complete liquidation of ING International Bond Fund.

     The Reorganization is expected to be effective upon the close of business on February 23, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the following Class of shares of ING International Bond Fund would become a shareholder of the following Class of shares of Pilgrim Strategic Income Fund:

     ING INTERNATIONAL BOND FUND             PILGRIM STRATEGIC INCOME FUND
     ---------------------------             -----------------------------
              Class A                                   Class A
              Class B                                   Class B
              Class C                                   Class C

     Each shareholder would hold, immediately after the Closing, shares of the corresponding Class of Pilgrim Strategic Income Fund having an aggregate value equal to the aggregate value of the shares of the Class of ING International Bond Fund held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC ("IMFC"), the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. In addition, many of the ING Funds are small funds, and IMFC and ING Pilgrim Investments believe that the reorganizations may benefit fund shareholders by resulting in larger, more viable surviving Funds. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have compatible investment objectives and policies. ING International Bond Fund seeks high total return. Pilgrim Strategic Income Fund seeks maximum total return. Pilgrim Strategic Income Fund normally seeks to achieve its objective by investing primarily in investment grade securities, and to a lesser extent in high yield debt securities. ING International Bond Fund normally seeks its objective by investing primarily in investment grade debt securities of issuers located throughout the world, not including the U.S.

     * Pilgrim Strategic Income Fund is a diversified fund. ING International Bond Fund is not a diversified fund, which means that it may invest a greater percentage of its assets in a particular issuer.

     * If approved, shareholders of the ING International Bond Fund will no longer participate in a Fund that invests primarily in fixed-income securities of foreign issuers; rather, the surviving Fund normally invests primarily in U.S. dollar denominated securities, with not more than 30% of its assets in foreign currencies. Management of the ING Funds and the Pilgrim Funds have determined that, after the integration of the ING Funds and the Pilgrim Funds, they will no longer offer a fund investing primarily in fixed-income securities of foreign issuers. If the Reorganization is not approved, management may ask the ING International Bond Fund's Board of Trustees to consider other courses of action, including dissolving ING International Bond Fund and distributing its net assets to shareholders on a pro rata basis.

     * The proposed Reorganization is expected to result in a reduction in net operating expenses for shareholders of ING International Bond Fund. For example, the operating expenses, expressed as a percentage of net asset value per share for Class A shares, are as follows:

          *    Expenses of ING International Bond Fund - before       2.30%
               expense reimbursements from management (based on
               the year ended June 30, 2000):(1)
          *    Expenses of ING International Bond Fund - after        1.51%
               expense reimbursements from management (based on
               the year ended June 30, 2000):(1),(2)
          *    Expenses of Pilgrim Strategic Income Fund - before     2.53%
               expense reimbursements from management (based on
               the year ended June 30, 2000):
          *    Expenses of Pilgrim Strategic Income Fund - after      0.96%
               expense reimbursements from management (based on
               the year ended June 30, 2000):(3)
          *    Projected Expenses of Surviving Fund After             1.82%
               Reorganization (PRO FORMA) - before expense
               reimbursements from management (based on the year
               ended June 30, 2000):
          *    Projected Expenses of Surviving Fund After             0.96%
               Reorganization (PRO FORMA) - after expense reimbursements from management (based on the year ended June 30, 2000):(3)

----------
(1) Based upon expenses incurred by the Fund for the twelve month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000.
(2) ING Pilgrim Investments has agreed that an expense limitation agreement will apply to Pilgrim Strategic Income Fund until at least October 31, 2001. There is no assurance that the expense limitation agreement will be continued after that date.
(3) The current expense limitation contract will remain in effect until February 28, 2001. There is no assurance that the expense limitation contract will be continued after that date.

* The Funds have affiliated management. ING Pilgrim Investments, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to Pilgrim Strategic Income Fund. IMFC, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to ING International Bond Fund. Both are affiliated subsidiaries of the same holding company, ING Groep N.V. Different investment personnel, however, manage the Funds. After the Reorganization, ING Pilgrim Investments would continue to manage Pilgrim Strategic Income Fund, which would include the assets from ING International Bond Fund.

     Approval of the Reorganization Agreement requires the vote of a majority of the shares present in person or by proxy of ING International Bond Fund.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ING FUNDS TRUST, ON BEHALF OF ING INTERNATIONAL BOND FUND, UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                     ING INTERNATIONAL BOND FUND                 PILGRIM STRATEGIC INCOME FUND
                     ---------------------------                 -----------------------------
INVESTMENT     Seeks high total return.                     Seeks maximum total return.
OBJECTIVE

PRIMARY        *    Under normal market conditions,         *    Under normal conditions, the Fund
INVESTMENT          will operate as a non-diversified            invests at least 60% of its total
STRATEGIES          fund and invest at least 65% of              assets in debt securities issued
                    its total assets in a portfolio              by U.S. and foreign corporations,
                    of fixed income securities of                U.S. and foreign governments, and
                    international issuers which, at              their agencies and
                    the time of investment, are rated            instrumentalities that are rated
                    investment grade (for example,               in one of the top four categories
                    rated at least BBB by Standard &             by an NRSRO, or of comparable
                    Poor's Rating Group or Baa by                quality if unrated. These
                    Moody's Investor Services) or                securities include bonds, notes,
                    have an equivalent rating by a               mortgage-backed and asset-backed
                    Nationally Recognized Statistical            securities with rates that are
                    Rating Organization ("NRSRO"), or            fixed, variable or floating.
                    of comparable quality if unrated.
                    This portion of the portfolio           *    The Fund may invest up to 40% of
                    will have investments in at least            its total assets in high yield
                    three different countries outside            debt securities, commonly known
                    of the United States.                        as "junk bonds." There is no
                                                                 minimum credit rating for high
               *    There are no restrictions on the             yield debt securities in which
                    average maturity of the Fund or              the Fund may invest.
                    the maturity of any single
                    investment. Maturities may vary         *    The "total return" sought by the
                    widely depending on the                      Fund consists of income earned on
                    assessment of Baring Asset                   the Fund's investments, plus
                    Management, Inc. and Baring                  capital appreciation, if any,
                    International Investment                     which generally arises from
                    Limited/Baring Asset Management              decreases in interest rates or
                    (Asia) Limited (the                          improving credit fundamentals for
                    "Sub-Advisers") of interest rate             a particular sector or security.
                    trends and other economic or
                    market factors.                         *    The Fund may invest in debt
                                                                 securities of any maturity;
               *    Fixed income securities eligible             however, the average portfolio
                    for purchase by the Fund consist             duration of the Fund will
                    of securities issued or                      generally range from two to eight
                    guaranteed by foreign                        years. The Fund may invest up to
                    governments, their political                 30% of its total assets in
                    subdivisions, agencies or                    securities payable in foreign
                    instrumentalities; corporate                 currencies. The Fund may invest
                    bonds and debentures rated                   up to 10% of its assets in other
                    investment grade (for example,               investment companies that invest
                    rated at least BBB by Standard &             in secured floating rate loans,
                    Poor's Rating Group or Baa by                including up to 5% of its assets
                    Moody's Investor Services);                  in Pilgrim Prime Rate Trust, a
                    obligations of supranational                 closed-end investment company.
                    entities; repurchase agreements

                     ING INTERNATIONAL BOND FUND                 PILGRIM STRATEGIC INCOME FUND
                     ---------------------------                 -----------------------------
PRIMARY             involving the foregoing                 *    The Fund may also use options,
INVESTMENT          securities; loan participations;             futures contracts and interest
STRATEGIES          short-term commercial paper of               rate and currency swaps as
(CONT'D)            U.S. or foreign issuers rated in             hedging techniques. The Fund does
                    the highest two rating categories            not invest in interest-only or
                    by an NRSRO; and swap agreements.            principal-only stripped
                                                                 mortgage-backed securities.
               *    Any remaining assets of the Fund
                    may be invested in securities
                    denominated in U.S. dollars or
                    foreign currencies which are
                    rated below investment grade (for
                    example, rated below BBB by
                    Standard & Poor's Rating Group or
                    Baa by Moody's Investor Services)
                    or have an equivalent rating by
                    an NRSRO, or of comparable
                    quality if unrated; U.S.
                    Government securities;
                    obligations of commercial banks,
                    savings and loan institutions,
                    and U.S. and foreign branches of
                    foreign banks that have total
                    assets of $500 million or more as
                    shown on the last published
                    financial statements at the time
                    of investment; mortgage backed
                    and asset-backed securities rated
                    within the three highest rating
                    categories by an NRSRO; receipts;
                    and guaranteed investment
                    contracts. The Fund may also use
                    options and futures contracts
                    involving securities, securities
                    indices, interest rates and
                    foreign currencies.

               *    In choosing investments for the
                    Fund, the Sub-Advisers employ a
                    highly disciplined, four step
                    investment process that seeks to
                    identify bond market sectors
                    expected to provide high and
                    sustainable real rates of return.
                    First, each Sub-Adviser performs
                    a comprehensive analysis of the
                    relative value of bond issuances
                    between countries and of
                    currencies to determine the
                    degree of representation of such
                    countries and currencies in the
                    Fund's portfolio; Second, country
                    allocations, as well as currency
                    and maturity weightings, are
                    reviewed by an independent
                    committee within that
                    Sub-Adviser; Third, that
                    Sub-Adviser selects investments
                    within the selected countries and
                    currencies based on comprehensive
                    fundamental analysis; and
                    finally, in-house traders use
                    specially developed computer
                    programs to efficiently purchase
                    the targeted securities and
                    currencies.

INVESTMENT     ING Mutual Funds Management Co. LLC          ING Pilgrim Investments, Inc.
ADVISER

SUB-ADVISERS   Baring International Investment Limited      None
               and Baring Asset Management, Inc.

PORTFOLIO      Paul Thursby                                 Robert Kinsey and Ed Schriver
MANAGERS

     As you can see from the chart above, the investment objectives and strategies of the Funds are compatible.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000.

                                ING INTERNATIONAL BOND FUND                 PILGRIM STRATEGIC INCOME FUND
                                ---------------------------                 -----------------------------
Net Assets                              $23,360,750                                  $11,380,184
Number of Holdings                           26                                           46
Average Credit Quality                       AA                                           A
Portfolio Turnover Rate
  (12 months ended
  6/30/00)                                  91%                                          168%
Average Dollar Weighted
  Duration                               7.0 years                                    4.9 years
As a percentage of net
  assets:
 Corporate Bonds                            0.00%                                       36.94%
 High Yield Bonds                           0.00%                                       10.10%
 U.S. Treasury
  Obligations                              17.60%                                       24.23%
 U.S. Government Agency
  Obligations                               1.96%                                       19.49%
 Collateralized
  Mortgage Obligations
  and Asset-Backed
  Securities                                0.00%                                        7.68%
 Bonds in Foreign
  Currencies                               62.51%                                        0.00%
 Investment Companies                       0.00%                                        5.03%
 Preferred Securities                       0.00%                                        2.48%
 Short-Term Debt
  Investments
  (1 year or less)                          7.75%                                        2.54%

Top 5 Industries          Foreign Bonds                      62.51%    U.S. Treasury Obligations        24.23%
(as a % of net assets)    Supra-National Entity               7.98%
                          U.S. Treasury Obligations          17.60%    Financial                        14.11%
                          Foreign Government                           FNMA                             12.47%
                            Discount Obligations              4.81%    Communications  -  Wireline      10.14%
                          FNMA                                1.96%    Communications  -  Internet       6.71%

Top 10 Holdings           Japan Government Bond 0.50%         7.54%    U.S. Treasury Bonds 6.00%         7.83%
(as a % of net assets)    Japan Government Bond 0.30%         7.53%    U.S. Treasury Note 6.125%         7.10%
                          Bundesrepublic Deutschland 5.625%   6.75%    FNMA 7.125%                       6.59%
                          US Treasury Bonds 7.50%             6.41%    U.S. Treasury Note 7.25%          5.81%
                          US Treasury Bonds 7.25%             6.36%    Pilgrim Prime Rate Trust          5.03%
                          US Treasury Note Inflation 4.25%    4.82%    Charter Communications Holdings   5.00%
                          French Discount Treasury Bills      4.81%    FNMA 7.25%                        4.43%
                          Swedish Government Bond 5.50%       4.25%    FHLMC 7.00%                       4.02%
                          Kingdom of Belgium 6.50%            4.24%    U.S. Treasury Bonds 6.00%         3.49%
                          Bonos y Oblig Del Estado 4.50%      4.05%    Pinnacle Holdings                 3.03%

RELATIVE PERFORMANCE

     The following table shows, for the periods shown, the average annual total return for: (a) Class A shares of ING International Bond Fund; (b) Class A shares of Pilgrim Strategic Income Fund; (c) the Salomon Brothers World Government Bond Index; and (d) the Lehman Aggregate Bond Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The indices have an inherent performance advantage over the Funds since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

                             ING           PILGRIM       SALOMON BROTHERS
  CALENDAR YEAR/PERIOD   INTERNATIONAL     STRATEGIC     WORLD GOVERNMENT  LEHMAN AGGREGATE
         ENDED            BOND FUND(1)   INCOME FUND(2)    BOND INDEX(3)    BOND INDEX(4)
  --------------------    ------------   --------------    -------------    -------------
        12/31/99            -12.41%          -1.16%           -5.07%           -0.82%
01/01/00 to 09/30/00(5)      -3.25%           2.49%           -6.38%            7.12%

----------
(1)  ING International Bond Fund commenced operations on December 15, 1998.
(2) Prior to May 24, 1999, an adviser other than ING Pilgrim Investments managed the Fund.
(3) The Salomon Brothers World Government Bond Index is a widely recognized unmanaged index of securities issued by foreign governments.
(4) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those in Pilgrim Strategic Income Fund's portfolio.
(5)  Not annualized.

PERFORMANCE OF PILGRIM STRATEGIC INCOME FUND

     The bar chart and table that follow provide an indication of the risks of investing in Pilgrim Strategic Income Fund by showing (on a calendar year basis) changes in Pilgrim Strategic Income Fund's annual total return from year to year and by showing (on a calendar year basis) how Pilgrim Strategic Income Fund's average annual returns for one year and since inception compare to those of the Lehman Aggregate Bond Index. The information in the bar chart is based on the performance of the Class A shares of Pilgrim Strategic Income Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. Pilgrim Strategic Income Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

                      CALENDAR YEAR-BY-YEAR RETURNS(1), (2)

  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         -1.16%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was 0.81% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -1.23% for the quarter ended June 30, 1999. The Fund's year-to-date return as of September 30, 2000 was 2.49%.
(2) Prior to May 24, 1999, an adviser other than ING Pilgrim Investments managed the Fund.

     The table below shows what the average annual total returns of Pilgrim Strategic Income Fund would equal if you averaged out actual performance over various lengths of time, compared to the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index has an inherent performance advantage over Pilgrim Strategic Income Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Pilgrim Strategic Income Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases.

      AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999

                                                                     SINCE
                                                  1 YEAR          INCEPTION(5)
                                                  ------          ------------
Pilgrim Strategic Income Fund - Class A (1)       -5.83%             -1.74%
Pilgrim Strategic Income Fund - Class B (2)       -6.15%             -1.29%
Pilgrim Strategic Income Fund - Class C (3)       -2.46%              1.31%
Lehman Aggregate Bond Index(4)                    -0.82%              2.37%

----------
(1)  Reflects deduction of sales charge of 4.75%.
(2) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(4) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those in the Fund's portfolio.
(5)  Class A, B and C commenced operations on July 27, 1998.

     The table below shows the performance of Pilgrim Strategic Income Fund if sales charges are not reflected.

      AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999

                                                                     SINCE
                                                   1 YEAR          INCEPTION
                                                   ------          ---------
Pilgrim Strategic Income Fund - Class A            -1.16%            1.65%
Pilgrim Strategic Income Fund - Class B            -1.50%            1.31%
Pilgrim Strategic Income Fund - Class C            -1.53%            1.31%

     For a discussion by the adviser regarding the performance of Pilgrim Strategic Income Fund for the year ended June 30, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information about Pilgrim Strategic Income Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS

     Because the Funds have investment objectives and policies that are compatible with each other, many of the risks of investing in Pilgrim Strategic Income Fund are similar to the risks of investing in ING International Bond Fund. A principal risk of an investment in each of the Funds is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     CORPORATE DEBT SECURITIES. Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). When interest rates decline, the value of debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

     HIGH YIELD SECURITIES. Each Fund may invest in junk bonds, which are high yield/high risk debt securities that are rated below investment grade by an NRSRO or of comparable quality if not rated. ING International Bond Fund may invest a portion of its assets in junk bonds. Pilgrim Strategic Income Fund may invest up to 40% of its assets in junk bonds.

     Junk bonds generally provide greater income and increased opportunity for capital appreciation than higher quality debt securities, but they also typically entail greater potential credit risk and price volatility. Junk bonds are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of junk bonds tend to be more sensitive to adverse economic downturns or individual corporate developments than higher rated investments. The market prices of junk bonds structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. Junk bonds are generally less liquid than higher grade bonds. Less liquidity could adversely affect the price at which a Fund could sell a junk bond, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value junk bonds.

     MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Each Fund may invest in mortgage-related securities. Investments in mortgage-related securities involve certain risks. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-related security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages may increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Further, during periods that interest rates are low, prepaid amounts would be reinvested in low yielding instruments.

     Each Fund may also invest in non-mortgage related asset-backed securities which include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured. The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Additionally, obligations of some U.S. Government agencies, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. Government, and are subject to somewhat greater credit risk than direct obligations of the U.S. Treasury.

     EQUITY SECURITIES. ING International Bond Fund may invest in equity securities. Equity securities face market, issuer and other risks, and their values may rise or fall, sometimes rapidly and unpredictably. Market risk is the risk that the securities may decline in value due to factors affecting securities markets generally, or those of a particular industry. Issuer risk is the risk that the value of a security may decline for reasons related to the issuer, such as changes in the financial condition of the issuer. Although equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     FOREIGN SECURITIES. Each Fund may invest in foreign securities, and ING International Bond Fund invests primarily in foreign securities. There are risks in owning foreign currencies, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to U.S. companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     USE OF DERIVATIVES. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives usually take the form of a contract to buy or sell an asset or commodity either now or in the future, but mortgage or asset-backed securities (described above) may also be considered derivatives. Pilgrim Strategic Income Fund may use options, futures contracts and interest rate and currency swaps as hedging techniques. Pilgrim Strategic Income Fund does not invest in interest-only or principal-only stripped mortgage-backed securities. ING International Bond Fund may engage in swap agreements. ING International Bond Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies. A portion of ING International Bond Fund's assets may be invested in mortgage-backed securities and asset-backed debt securities rated within the three highest rating categories by an NRSRO.

     A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities and futures contract.

     PORTFOLIO TURNOVER. Pilgrim Strategic Income Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders which may have an adverse effect on the performance of the Fund. For the 12 months ended June 30, 2000, the portfolio turnover rate of the Pilgrim Strategic Income Fund was 168%.

     NON-DIVERSIFICATION. ING International Bond Fund is a non-diversified investment company, meaning that, compared with other Funds, it may invest a greater percentage of its assets in a particular issuer. The investment of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

     TEMPORARY DEFENSIVE STRATEGIES. For both Funds, when the adviser or sub-adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Pilgrim Strategic Income Fund, see "Appendix C - Additional Information Regarding Pilgrim Strategic Income Fund."

     OPERATING EXPENSES. The operating expenses of Pilgrim Strategic Income Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are lower than those of ING International Bond Fund, after giving effect to the expense limitation agreements for Pilgrim Strategic Income Fund and ING International Bond Fund described below and as adjusted to reflect material changes in expenses. For the 12 month period ending June 30, 2000, the net expenses for Class A, Class B and Class C shares of Pilgrim Strategic Income Fund are 0.96%, 1.36% and 1.36%, respectively, which are lower than those of the corresponding Classes of ING International Bond Fund. Before giving effect to the expense limitation agreement for the Funds, for the 12 month period ending June 30, 2000, the total expenses for Class A, Class B and Class C shares of Pilgrim Strategic Income Fund were 2.53%, 2.93% and 2.93%, respectively, which are higher than those of Class A shares of ING International Bond Fund, but are lower than those of Class B and Class C shares of ING International Bond Fund.

     MANAGEMENT FEES. ING International Bond Fund has an annual management fee equal to 1.00% of the Fund's average daily net assets. Pilgrim Strategic Income Fund has an annual management fee equal to 0.45% of the Fund's average daily net assets. In addition, Pilgrim Strategic Income Fund's management fee is subject to the following breakpoint fee structure:

          ASSETS TO WHICH FEE APPLIES                  MANAGEMENT FEE
          ---------------------------                  --------------
          First $500 million                               0.45%
          Next $250 million                                0.40%
          Assets over $750 million                         0.35%

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) fee and service fees for Class A shares of Pilgrim Strategic Income Fund are the same as those of Class A shares of ING International Bond Fund. The distribution (12b-1) fee and service fees for Class B and Class C shares of Pilgrim Strategic Income Fund are, 0.25% lower than those of the corresponding Classes of shares of ING International Bond Fund.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for both ING International Bond Fund and Pilgrim Strategic Income Fund.

     Under the terms of the expense limitation contract for ING International Bond Fund, IMFC has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation contract for the Fund provides that it will remain in effect until February 28, 2001. There is no assurance that the expense limitation contract will be continued after that date. The expense limitations for Class A, B, and C shares of ING International Bond Fund are 1.51%, 2.16% and 2.16%, respectively.

     Under the terms of the expense limitation agreement for Pilgrim Strategic Income Fund, ING Pilgrim Investments has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage, and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments within three years. The current expense limitation contract for the Fund provides that it will remain in effect through at least October 31, 2001. There is no assurance that the expense limitation contract will be continued after that date. The expense limitations for Class A, B, and C shares of Pilgrim Strategic Income Fund are 0.95%, 1.35%, and 1.35%, respectively.

     Even with the expense limitation contracts, the expense ratio for each Class of ING International Bond Fund was higher than the expense ratio for the corresponding Class of Pilgrim Strategic Income Fund. For the year ended June 30, 2000, for example, the expense ratio for Class A shares of ING International Bond Fund was 1.51% compared to 0.96% for Class A shares of Pilgrim Strategic Income Fund. This information and similar information for the other Classes is shown in the table below entitled "Annual Fund Operating Expenses."

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based upon the operating expenses incurred by Class A, B and C shares of the Fund for the twelve-month period ended June 30, 2000. PRO FORMA fees show estimated fees of Pilgrim Strategic Income Fund after giving effect to the proposed Reorganization, as adjusted to reflect contractual changes. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
                  (expenses that are deducted from Fund assets,
          shown as a ratio of expenses to average daily net assets) (1)

                                              DISTRIBUTION
                                               (12b-1) AND
                                               SHAREHOLDER              TOTAL FUND
                                  MANAGEMENT    SERVICING       OTHER   OPERATING      FEE WAIVER     NET FUND
                                     FEES        FEES(2)      EXPENSES   EXPENSES   BY ADVISER(3)(4)  EXPENSES
                                     ----        -------      --------   --------   ----------------  --------
CLASS A
 ING International Bond Fund         1.00%        0.35% (5)     0.95%      2.30%         -0.79%         1.51%
 Pilgrim Strategic Income Fund       0.45%        0.35%         1.73%      2.53%         -1.57%         0.96%
 Surviving Fund After
   Reorganization (PRO FORMA)        0.45%        0.35%         1.02%      1.82%         -0.86%         0.96%

CLASS B
 ING International Bond Fund         1.00%        1.00%         0.95%      2.95%         -0.79%         2.16%
 Pilgrim Strategic Income Fund       0.45%        0.75%         1.73%      2.93%         -1.57%         1.36%
 Surviving Fund After
   Reorganization (PRO FORMA)        0.45%        0.75%         1.02%      2.22%         -0.86%         1.36%

CLASS C
 ING International Bond Fund         1.00%        1.00%         0.95%      2.95%         -0.79%         2.16%
 Pilgrim Strategic Income Fund       0.45%        0.75%         1.73%      2.93%         -1.57%         1.36%
 Surviving Fund After
   Reorganization (PRO FORMA)        0.45%        0.75%         1.02%      2.22%         -0.86%         1.36%

----------
(1) The fiscal year end for Pilgrim Strategic Income Fund is June 30. The fiscal year end for ING International Bond Fund is October 31. Expenses of the Pilgrim Strategic Income Fund are based upon expenses incurred by the Fund for the twelve month period ended June 30, 2000. Expenses for the ING International Bond Fund are based upon expenses incurred by the Fund for the twelve month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000. PRO FORMA expenses have been adjusted for anticipated applicable contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim Investments has entered into an expense limitation agreement that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Pilgrim Strategic Income Fund to 0.95%, 1.35% and 1.35% for Class A, Class B and Class C shares, respectively, subject to possible later recoupment. ING Pilgrim Investments has agreed that the expense limitations shown in the table will apply to Pilgrim Strategic Income Fund until at least October 31, 2001. There is no assurance that the expense limitation agreement will remain in effect after that date.
(4) IMFC has entered into an expense limitation agreement that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for ING International Bond Fund to annual rates of 1.51%, 2.16% and 2.16% for Class A, Class B and Class C shares, respectively, subject to possible later recoupment. IMFC has agreed that the expense limitations shown in the table will apply to ING International Bond Fund until at least February 28, 2001. There is no assurance that the expense limitation agreement will be continued after that date.
(5) Prior to November 6, 2000, the Class A distribution fee was 0.50% and the shareholder servicing fee was 0.25%.

     Following the Reorganization, certain holdings of ING International Bond Fund that were transferred to Pilgrim Strategic Income Fund in connection with the Reorganization may be sold. The investment policies of Pilgrim Strategic Income Fund provide that up to 30% of the Fund's assets may be invested in securities payable in foreign currencies. As shown in "Investment Objectives and Policies -- Comparison of Portfolio Characteristics," approximately 63% of the net assets of ING International Bond Fund are invested in foreign securities. In order to comply with Pilgrim Strategic Income Fund's investment policies, some of these securities, as determined by the portfolio managers, will be sold. Such sales may result in increased transaction costs and the realization of taxable gains or losses for Pilgrim Strategic Income Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                                                                                           PRO FORMA:
              ING INTERNATIONAL BOND FUND       PILGRIM STRATEGIC INCOME FUND          THE FUNDS COMBINED**
            -------------------------------    -------------------------------    ------------------------------
             1        3        5       10        1       3        5        10      1       3        5       10
            YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS    YEAR   YEARS    YEARS   YEARS
            ----   ------   ------   ------    ----   ------   ------   ------    ----    ----   ------   ------
Class A     $697   $1,159   $1,647   $2,985    $568   $1,082   $1,622   $3,092    $568    $941   $1,337   $2,443
Class B      798    1,213    1,752    3,118*    638    1,058    1,604    3,045*    638     912    1,311    2,386*
Class C      398      913    1,552    3,271     238      758    1,404    3,140     238     612    1,111    2,487

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

     You would pay the following expenses if you did not redeem your shares:

                                                                                           PRO FORMA:
              ING INTERNATIONAL BOND FUND       PILGRIM STRATEGIC INCOME FUND         THE FUNDS COMBINED**
            -------------------------------    -------------------------------    ------------------------------
             1       3        5       10        1       3        5       10        1       3       5       10
            YEAR   YEARS    YEARS    YEARS     YEAR   YEARS    YEARS    YEARS     YEAR   YEARS   YEARS    YEARS
            ----   ------   ------   ------    ----   ------   ------   ------    ----    ----   ------   ------
Class A     $697   $1,159   $1,647   $2,985    $568   $1,082   $1,622   $3,092    $568    $941   $1,337   $2,443
Class B      298      913    1,552    3,118     138      758    1,404    3,045*    138     612    1,111    2,386*
Class C      298      913    1,552    3,271     138      758    1,404    3,140     138     612    1,111    2,487

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     Class A, Class B and Class C shares of Pilgrim Strategic Income Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding Class of shares of ING International Bond Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of ING International Bond Fund will be included in the holding period of Pilgrim Strategic Income Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Pilgrim Strategic Income Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of ING International

Bond Fund were purchased by the shareholder. ING International Bond Fund and Pilgrim Strategic Income Fund are each subject to the sales load structure distributed in the table below on new instruments.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                CLASS A    CLASS B    CLASS C
                                                -------    -------    -------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                        4.75%(1)    None        None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original
  purchase price or redemption proceeds)         None(2)    5.00%(3)    1.00%(4)

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholder Guide - Sales Charge Calculation" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

     Neither Pilgrim Strategic Income Fund nor ING International Bond Fund have any redemption fees, exchange fees or sales charges on reinvested dividends.

SPECIAL RULES FOR CLASS A SHARES OF ING INTERNATIONAL BOND FUND

     Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of ING International Bond Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of Pilgrim Strategic Income Fund. Shareholders of ING International Bond Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 6, 2000 were as follows:

                                                          TIME PERIOD DURING
                                       CDSC               WHICH CDSC APPLIES
                               ---------------------    ----------------------
                               11/06/00     BEFORE      11/06/00       BEFORE
                               AND AFTER    11/06/00    AND AFTER     11/06/00
                               ---------    --------    ---------     --------
CDSC ON PURCHASES OF:
$1,000,000 to $2,499,999         1.00%        1.00%     24 Months    12 Months
$2,500,000 to $4,999,999         0.50%        1.00%     12 Months    12 Months
$5,000,000 and over              0.25%        1.00%     12 Months    12 Months

           ADDITIONAL INFORMATION ABOUT PILGRIM STRATEGIC INCOME FUND

INVESTMENT PERSONNEL

     Robert K. Kinsey and Ed Schriver share responsibility for the day-to-day management of Pilgrim Strategic Income Fund. Robert K. Kinsey, Vice President of ING Pilgrim Investments, has served as a Portfolio Manager of Pilgrim Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Pilgrim Strategic Income Fund's assets that are invested in securities other than high yield debt securities. Prior to joining ING Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

         Ed Schriver, Senior Vice President of ING Pilgrim Investments, has served as a Senior Portfolio Manager of the high yield portion of Pilgrim Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim Investments, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of a Commission-registered investment adviser and held various senior portfolio management positions.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of ING International Bond Fund to Pilgrim Strategic Income Fund in exchange for shares of Pilgrim Strategic Income Fund. ING International Bond Fund will distribute the shares of Pilgrim Strategic Income Fund received in the exchange to its shareholders and then ING International Bond Fund will be liquidated.

     After the Reorganization, each shareholder of ING International Bond Fund will own shares in Pilgrim Strategic Income Fund having an aggregate value equal to the aggregate value of each respective Class of shares in ING International Bond Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of the following Classes of shares of ING International Bond Fund will receive shares of the following Class of Pilgrim Strategic Income Fund:

      ING INTERNATIONAL BOND FUND            PILGRIM STRATEGIC INCOME FUND
      ---------------------------            -----------------------------
                Class A                                 Class A
                Class B                                 Class B
                Class C                                 Class C

     In the interest of economy and convenience, shares of Pilgrim Strategic Income Fund generally will not be represented by physical certificates, unless requested in writing.

     Until the Closing, shareholders of ING International Bond Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Pilgrim Strategic Income Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING International Bond Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September 2000, ING Groep N.V., the indirect parent company of IMFC, the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. In addition, many of the ING Funds are small funds, and IMFC and ING Pilgrim Investments believe that the reorganizations may benefit fund shareholders by resulting in larger, more viable funds. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     The Reorganization of ING International Bond Fund into Pilgrim Strategic Income Fund was proposed because of management's current belief that international bonds are not currently an attractive asset class for U.S. investors, and an international bond fund is not likely to attract sufficient assets to become a viable mutual fund, whereas funds that invest in international bonds as well as other types of fixed-income investments, including domestic fixed-income investments, have greater potential to become viable funds.

     Management of the ING Funds and the Pilgrim Funds have determined that, after the integration of the ING Funds and the Pilgrim Funds, they will no longer offer a fund investing primarily in fixed-income securities of foreign issuers. If the Reorganization is not approved, management may ask the ING International Bond Fund's Board of Trustees to consider other courses of action, including dissolving ING International Bond Fund and distributing its net assets to shareholders on a PRO RATA basis.

     The proposed Reorganization was presented to the Board of Trustees of ING Funds Trust, on behalf of ING International Bond Fund, for consideration at a meeting held on October 25, 2000, and for approval at a meeting held on November 16, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of ING Funds Trust, determined that the interests of the shareholders of ING International Bond Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of ING International Bond Fund and its shareholders.

     The Reorganization will allow ING International Bond Fund's shareholders to participate in a professionally-managed portfolio consisting primarily of domestic and foreign investment grade and high yield debt securities. As shareholders of Pilgrim Strategic Income Fund, these shareholders will continue to be able to exchange into other mutual funds in the group of Pilgrim Funds that offer the same Class of shares in which such shareholder will be invested. A list of Pilgrim Funds and Classes available after the Reorganization is attached as Appendix D.

     The Board of Trustees of Pilgrim Strategic Income Fund has also approved the reorganization of another fund, Pilgrim Global Income Fund, into Pilgrim Strategic Income Fund. If Shareholders of Pilgrim Global Income Fund approve that reorganization, it is expected that that reorganization will occur during the first quarter of 2001.

     BOARD CONSIDERATIONS. The Board of Trustees of ING Funds Trust, on behalf of ING International Bond Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  the plans of management to integrate the ING Funds and the Pilgrim
          Funds;

     (2) expense ratios and information regarding fees and expenses of ING International Bond Fund and Pilgrim Strategic Income Fund, including the expense limitation arrangements offered by IMFC for ING International Bond Fund and ING Pilgrim Investments for Pilgrim Strategic Income Fund;

     (3) estimates that show that combining the Funds is expected to result in lower gross expense ratios in the absence of management subsidies, because of economies of scale expected to result from an increase in the asset size of the reorganized Fund;

     (4) whether the Reorganization would dilute the interests of ING International Bond Fund's current shareholders;

     (5) the relative investment performance and risks of Pilgrim Strategic Income Fund as compared to ING International Bond Fund;

     (6) the compatibility of Pilgrim Strategic Income Fund's investment objectives, policies and restrictions with those of ING International Bond Fund;

     (7) the costs to be borne by ING International Bond Fund, Pilgrim Strategic Income Fund, and ING Pilgrim Investments;

     (8) the investment resources of ING Pilgrim Investments and the distribution capabilities of ING Pilgrim Securities, Inc., distributor of Pilgrim Strategic Income Fund;

     (9) the quality and caliber of services that have been enjoyed by shareholders of Pilgrim Strategic Income Fund;

     (10) alternatives to combining the Funds; and

     (11) the tax-free nature of the Reorganization to ING International Bond Fund and its shareholders.

     The Board of Trustees also considered the future potential benefits to ING Pilgrim Investments in that its costs to limit the expenses of Pilgrim Strategic Income Fund are likely to be reduced if the Reorganization is approved.

     THE TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF THE ING INTERNATIONAL BOND FUND, RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH PILGRIM STRATEGIC INCOME FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither ING International Bond Fund nor its shareholders nor Pilgrim Strategic Income Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by ING Funds Trust and Pilgrim Mutual Funds.

     Immediately prior to the Reorganization, ING International Bond Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of ING International Bond Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of ING International Bond Fund's shareholders.

     As of October 31, 2000, ING International Bond Fund had accumulated capital loss carryforwards in the amount of approximately $810,711. As of June 30, 2000, Pilgrim Strategic Income Fund had accumulated capital loss carryforwards of approximately $812,559. After the Reorganization, the losses of Pilgrim Strategic Income Fund will be available to Pilgrim Strategic Income Fund to offset its capital gains, although the amount of these losses which may offset Pilgrim Strategic Income's future capital gains in any given year may be limited. As a result of this limitation, it is possible that Pilgrim Strategic Income Fund may not be able to use its losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of Pilgrim Strategic Income Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of Pilgrim Strategic Income Fund's capital loss carryforwards and those of the ING International Bond Fund currently are available only to pre-reorganization shareholders of those Funds. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Pilgrim Strategic Income Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, investment adviser to Pilgrim Strategic Income Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset value immediately before the Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Pilgrim Strategic Income Fund is a series of Pilgrim Mutual Funds, which is a Delaware business trust. ING International Bond Fund is a series of ING Funds Trust, which is also a Delaware business trust. Pilgrim Mutual Funds is governed by a Board of Trustees consisting of eleven members and ING Funds Trust is governed by a Board of Trustees consisting of four members.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for both Funds.

     Pilgrim Strategic Income Fund also offers Class Q shares, which have different other expenses that may affect its performance. You can obtain more information about this other share class by calling 1-800-992-0180.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays dividends from net investment income and net capital gains, if any, on a monthly basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by ING International Bond Fund's shareholders, then as soon as practicable before the Closing, ING International Bond Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000 and on a PRO FORMA basis as of June 30, 2000 giving effect to the Reorganization:

                                                         NET ASSET VALUE    SHARES
                                             NET ASSETS    PER SHARE      OUTSTANDING
                                             ----------    ---------      -----------
ING INTERNATIONAL BOND FUND
 Class A                                    $22,260,938      $ 8.25        2,698,562
 Class B                                    $   468,676      $ 8.24           56,867
 Class C                                    $    39,628      $ 8.25            4,801
 Class I                                    $        90      $ 8.23               11
 Class X*                                   $   591,418      $ 8.25           71,708

PILGRIM STRATEGIC INCOME FUND
 Class A                                    $ 2,726,254      $12.07          225,777
 Class B                                    $ 4,460,163      $11.80          377,987
 Class C                                    $ 3,966,076      $12.30          322,466
 Class Q                                    $   227,691      $11.45           19,891

PRO FORMA - PILGRIM STRATEGIC INCOME FUND
INCLUDING ING INTERNATIONAL BOND FUND
 Class A                                    $24,987,192      $12.07        2,070,097
 Class B                                    $ 5,520,257      $11.80          467,825
 Class C                                    $ 4,005,704      $12.30          325,688
 Class Q                                    $   227,781      $11.45           19,899

----------
* Class X shares merged into Class B shares effective as of the close of business on November 17, 2000.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about January 26, 2001. Shareholders of ING International Bond Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Funds Trust and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with ING International Bond Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card will vote as directed by the proxy, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of ING Funds Trust that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of ING International Bond Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have noncumulative voting rights and no preemptive or subscription rights.

     Shareholders of ING International Bond Fund at the close of business on December 26, 2000 (the "Record Date") will be entitled to be present and give voting instructions for ING International Bond Fund at the Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 2,818,893 shares of ING International Bond Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the vote of a majority of the outstanding Shares present in person or by proxy of ING International Bond Fund.

     The holders of one-third of the outstanding shares shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the Special Meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will not have the same effect as a vote against the Reorganization.

     ING International Bond Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, ING International Bond Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     As of January 1, 2001, ING America Insurance Holdings, Inc. ("ING") owns 93.13% of the outstanding voting shares of ING International Bond Fund, and therefore controls the Fund. ING intends to vote its shares in favor of the Reorganization, in which case the Reorganization will be approved.

     To the knowledge of ING Funds Trust, as of November 1, 2000, no current Trustee owned 1% or more of the outstanding shares of ING International Bond Fund, and the officers and Trustees owned, as a group, less than 1% of the shares of ING International Bond Fund.

     Appendix E hereto lists the persons that, as of January 1, 2001, owned beneficially or of record 5% or more of the outstanding shares of any Class of ING International Bond Fund or Pilgrim Strategic Income Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     ING Funds Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     ING Funds Trust is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ING International Bond Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Funds Trust will furnish, without charge, a copy of the most recent Annual Report regarding ING International Bond Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to ING Funds Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or by calling 1-800-992-0180.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary

January 26, 2001

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                                                                      APPENDIX A

     Set forth below is an excerpt from Pilgrim Strategic Income Fund's Annual Report, dated June 30, 2000, regarding the Fund's performance.

     MANAGEMENT TEAM: Robert Kinsey, Vice President & Senior Portfolio Manager; Kevin Mathews, Vice President & Senior Portfolio Manager; Charles Ullerich, Vice President & Portfolio Manager.

     GOALS: Pilgrim Strategic Income Fund (the "Fund" or "Strategic Income") seeks maximum total return by investing primarily in securities of U.S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield securities rated below investment grade.

     BOND MARKET OVERVIEW: The high quality bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter 2000. While weakness in the equity market boded well for U.S. Treasuries, a number of corporate bonds were pummeled by earnings warnings and downgrades. Event risk returned to the corporate market with a vengeance, raising the ugly specter of credit-damaging shareholder enhancement programs. Credit-harming mergers and acquisitions also made headlines. However, the successful completion of several record-breaking new issues marked the turnaround in spread product by late May. Agencies faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury department, Fannie Mae
(FNMA) and Freddie Mac (FHLMC). Despite numerous Federal Reserve Bank tightenings, long-term Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

     The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000, but when combined with coupon income, total returns on the sector came close to zero.

     Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

     Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

     In the first half of 2000, trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuances totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

     PERFORMANCE: For the one year ended June 30, 2000 the Fund's Class A shares, excluding sales charges, provided a total return of 3.42% compared to the Lehman Brothers Aggregate Index which returned 4.57% for the same period.

     PORTFOLIO SPECIFICS: A significant commitment to U.S. Treasuries on the heels of the government's buyback announcement boosted returns. Following the under-performance of corporate bonds in the early part of the year, we added Lucent, Wal-Mart, and insured Banco Santander paper along with several agency debentures in May. We maintained our presence in puttable corporates.

     The Fund outperformed most of its peers over the past year due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology including providers of digital subscriber lines, wireless voice and internet/data connectivity, and firms that provide access technology for internet data sites. Equally important has been the avoidance of sectors that have significantly underperformed the market including Healthcare, Food & Drug, and Retail credits.

     Credit quality has played a role in performance the last twelve months. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-A has slightly helped the portfolio, providing a return close to the market averages. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in the second half of 2000.

     MARKET OUTLOOK: Agency debentures offer excellent relative value especially now that Congress is unlikely to move against the government sponsored enterprises anytime soon. Despite the strong rally relative to Treasuries and swaps, we feel that selective corporate bonds are cheap. We continue to avoid event risk candidates and long-dated corporate paper, and we focus on larger more liquid issues. Recent economic data point to a recent Federal Reserve Bank-engineered slowdown, and the market consensus is for only one more tightening. Consequently the surprise, non-consensus, outcome seems to poise the greatest risk to interest rates. Nevertheless, we are slightly long in duration, but would trim that to neutral if rates rally significantly.

     Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

                                              7/27/98       6/99       6/30/00
                                              -------       ----       -------
Pilgrim Strategic Income Fund
  Class A With Sales Charge                    10,000       9,739       10,073
Pilgrim Strategic Income Fund
  Class A Without Sales Charge                 10,000      10,223       10,574
Lehman Brothers Aggregate Index                10,000      10,293       10,763

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIODS ENDED JUNE 30, 2000

                                                           SINCE INCEPTION
                                            1 YEAR             7/27/98
                                            ------             -------
Including Sales Charge:
  Class A(1)                                -1.49%              0.38%
  Class B(2)                                -2.00%              0.64%
  Class C(3)                                 2.02%              2.54%

Excluding Sales Charge:
  Class A                                    3.42%              2.93%
  Class B                                    3.00%              2.53%
  Class C                                    3.02%              2.54%
Lehman Brothers Aggregate Index(4)           4.57%              3.91%

----------
(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)  Reflects deduction of the Class C deferred sales charge of 1.00%.
(4)  Since inception performance for index is shown from 08/01/98

     Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in a index. The Fund's performance is shown both with and without the imposition of sales charges.

     Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

     The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

     Portfolio holdings are subject to change daily.

     PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 16th day of November, 2000, by and between Pilgrim Mutual Funds, a Delaware business trust (the "Pilgrim Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Strategic Income Fund (the "Acquiring Fund"), and ING Funds Trust, a Delaware business trust (the "ING Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, ING International Bond Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are both series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Pilgrim Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the ING Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be February 23, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the ING Trust, the ING Trust, on behalf of the Acquired Fund, represents and warrants to the Pilgrim Trust as follows:

     (a) The Acquired Fund is duly organized as a series of the ING Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the ING Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The ING Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the ING Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ING Trust, on behalf of Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Pilgrim Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the ING Trust, on behalf of the Acquired Fund, or any of the Acquired Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of the Acquired Fund's business. ING Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Acquired Fund's ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 1999 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the ING Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the ING Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Pilgrim Trust, the Pilgrim Trust, on behalf of the Acquiring Fund, represents and warrants to the ING Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of the Pilgrim Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Pilgrim Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Pilgrim Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Pilgrim Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Pilgrim Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the ING Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the ING Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Pilgrim Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. Pilgrim Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at June 30, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Pilgrim Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Pilgrim Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Trust;

     (o) The information to be furnished by the Pilgrim Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     (q) Either the Acquiring Fund or ING Pilgrim Investments, Inc. shall purchase and maintain a Directors and Officers errors and omissions insurance policy ("D&O/E&O Policy") for the benefit of Joseph Hankin and Jack Rehm containing substantially the same form and amount of coverage as each had under a D&O/E&O policy of the Acquired Fund, such D&O/E&O Policy to be effective as of the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The ING Trust, on behalf of the Acquired Fund, covenants that ING Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Pilgrim Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the ING Trust's, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Pilgrim Trust's, on behalf of the Acquiring Fund, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the ING Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the ING Trust's election, to the performance by the Pilgrim Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Pilgrim Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Pilgrim Trust shall have delivered to the ING Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the ING Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Pilgrim Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the ING Trust shall reasonably request;

     6.3 The Pilgrim Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Pilgrim Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Pilgrim Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Pilgrim Trust's election, to the performance by the ING Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the ING Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The ING Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the ING Trust;

     7.3 The ING Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Pilgrim Trust and dated as of the Closing Date, to the effect that the representations and warranties of the ING Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Pilgrim Trust shall reasonably request;

     7.4 The ING Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the ING Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the ING Trust, on behalf of the Acquired Fund, or the Pilgrim Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the ING Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Pilgrim Trust or the ING Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the ING Trust and the Pilgrim Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Pilgrim Trust and the ING Trust. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1 The Pilgrim Trust, out of the Acquiring Fund's assets, agrees to indemnify and hold harmless the ING Trust and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the ING Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Pilgrim Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The ING Trust, out of the Acquired Fund's assets, agrees to indemnify and hold harmless the Pilgrim Trust and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Pilgrim Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the ING Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1 The Pilgrim Trust, on behalf of the Acquiring Fund, and the ING Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Pilgrim Trust and the ING Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the ING Trust and Pilgrim Trust in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2001, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the ING Trust and the Pilgrim Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the ING Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the ING Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10169, attn: Steven R. Howard;

and to the Pilgrim Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Pilgrim Trust or ING Trust personally, but shall bind only the trust property of the Acquiring Fund or Acquired Fund, as provided in the Declaration of Trust of the Pilgrim Trust or the ING Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                                  PILGRIM MUTUAL FUNDS on behalf of its
                                         PILGRIM STRATEGIC INCOME FUND series

-------------------------------------
SECRETARY                                By:
                                            ------------------------------------
                                         Its:
                                             -----------------------------------


Attest:                                  ING FUNDS TRUST on behalf of its
                                         ING INTERNATIONAL BOND FUND series

-------------------------------------
SECRETARY                                By:
                                            ------------------------------------
                                         Its:
                                             -----------------------------------

                                                                      APPENDIX C

         ADDITIONAL INFORMATION REGARDING PILGRIM STRATEGIC INCOME FUND
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONSTM

         This Proxy Statement/Prospectus relates to three separate Classes of Pilgrim Strategic Income Fund (the "Fund"): Class A, Class B and Class C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) fee arrangements. The Fund also offers Class Q shares, which has different sales charges and other expenses that may affect its performance. You can obtain more information about this other share Class by calling 1-800-992-0180. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING International Bond Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of ING International Bond Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

         The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown and contrasted in the chart below.

                                                     CLASS A      CLASS B      CLASS C
                                                     -------      -------      -------
Maximum Initial Sales Charge on Purchases           4.75%(1)        None        None
Contingent Deferred Sales Charge ("CDSC")            None(2)      5.00%(3)     1.00%(4)
Annual Service and Distribution (12b-1) Fees(5)       0.35%        0.75%        0.75%
Maximum Purchase                                    Unlimited    $ 250,000    Unlimited
Automatic Conversion to Class A                        N/A       8 Years(6)      N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund issued to shareholders of ING International Bond Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING International Bond Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                         AS A % OF THE      AS A %
        YOUR INVESTMENT                 OFFERING PRICE      OF NAV
        ---------------                 --------------      ------
     Less than $50,000                       4.75%           4.99%
     $50,000 - $99,999                       4.50%           4.71%
     $100,000 - $249,999                     3.50%           3.63%
     $250,000 - $499,999                     2.50%           2.56%
     $500,000 - $1,000,000                   2.00%           2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                     PERIOD DURING
         YOUR INVESTMENT              CDSC        WHICH CDSC APPLIES
         ---------------              ----        ------------------
     $1,000,000 - $2,499,999          1.00%             2 years
     $2,500,000 - $4,999,999          0.50%             1 year
     $5,000,000 and over              0.25%             1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of ING International Bond Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% for a period of 12 months from the date of purchase of the original shares of ING International Bond Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds or ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds or ING Funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 0.75% of the average daily net assets of the Class, which is higher than the distribution fees of Class A shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

          YEAR OF REDEMPTION AFTER PURCHASE                     CDSC
          ---------------------------------                     ----
          First                                                  5%
          Second                                                 4%
          Third                                                  3%
          Fourth                                                 3%
          Fifth                                                  2%
          Sixth                                                  1%
          After Sixth Year                                      None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of ING International Funds will convert to Class A shares eight years after the purchase of the original shares of ING International Funds. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, as described in the Prospectus, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800-992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund or ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                              SERVICING FEE       DISTRIBUTION FEE
                              -------------       ----------------
          Class A                 0.25%                 0.10%
          Class B                 0.25%                 0.50%
          Class C                 0.25%                 0.50%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B and Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any Class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0181.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An Exchange Privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund or ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the

Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends, if any, monthly. The Fund distributes capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, B and C account in the Fund invested into a Pilgrim Fund or ING Fund which offers the same Class of shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

     For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                           CLASS A                              CLASS B
                                               ---------------------------------    ----------------------------------
                                                            THREE                                THREE
                                                 YEAR       MONTHS     JULY 27,      YEAR        MONTHS      JULY 27,
                                                ENDED       ENDED     1998(1) TO     ENDED       ENDED      1998(1) TO
                                               JUNE 30,    JUNE 30,    MARCH 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                 2000      1999(2)       1999         2000       1999(2)       1999
                                                 ----      -------       ----         ----       -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period    $      12.59       12.89       13.08        12.33        12.61       12.78
 Income from investment operations:
 Net investment income                   $       0.92        0.26        0.53         0.88         0.18        0.45
 Net realized and unrealized gains
   (loss) on investments                 $      (0.52)      (0.42)      (0.08)       (0.53)       (0.33)      (0.05)
 Total from investment operations        $       0.40       (0.16)       0.45         0.35        (0.15)       0.40
 Less distributions from:
 Net investment income                   $       0.92        0.14        0.53         0.88         0.13        0.46
 Net realized gains on investments       $      --          --           0.11         --          --           0.11
 Net asset value, end of period          $      12.07       12.59       12.89        11.80        12.33       12.61
 Total Return(3):                        %       3.42       (1.23)       5.60         3.00        (1.20)       5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      2,726       2,736      5,751          4,460       5,658        6,637
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                   %       0.96        0.90        0.96         1.36         1.29        1.37
 Gross expenses prior to expense
   reimbursement(4)                      %       2.64        1.56        1.98         3.04         1.95        2.42
 Net investment income (loss) after
   expense reimbursement(4)(5)                   7.69        5.88        5.81         7.29         5.49        5.35

 Portfolio turnover                      %        168          69         274          168           69         274


                                                           CLASS C                              CLASS Q
                                              ---------------------------------    ----------------------------------
                                                           THREE                                THREE
                                                YEAR       MONTHS     JULY 27,       YEAR       MONTHS      JULY 27,
                                               ENDED       ENDED     1998(1) TO      ENDED      ENDED      1998(1) TO
                                              JUNE 30,    JUNE 30,    MARCH 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                2000      1999(2)       1999         2000       1999(2)       1999
                                                ----      -------       ----         ----       -------       ----
Per Share Operating Performance:
  Net asset value, beginning of period    $     12.81       13.10       13.27        11.99       12.26        12.43
  Income from investment operations:
  Net investment income                   $      0.87        0.19        0.48         0.94        0.25         0.48
  Net realized and unrealized gains
   (loss) on investments                  $     (0.51)      (0.35)      (0.06)       (0.54)      (0.38)       (0.04)
  Total from investment operations        $      0.36       (0.16)       0.42         0.40       (0.13)        0.44
  Less distributions from:
  Net investment income                   $      0.87        0.13        0.48         0.94        0.14         0.50
  Net realized gains on investments       $        --          --        0.11           --          --         0.11
  Net asset value, end of period          $     12.30       12.81       13.10        11.45       11.99        12.26
  Total Return(3):                        %      3.02       (1.21)       5.19         3.55        1.16         5.78
Ratios/Supplemental Data:
  Net assets, end of period (000's)       $     3,966       7,965       8,128          228         171          314
  Ratios to average net assets:
  Net expenses after expense
   reimbursement(4)(5)                    %      1.36        1.29        1.36         0.86        0.71         0.69
  Gross expenses prior to expense
   reimbursement(4)                       %      3.04        1.95        2.41         2.54        1.37         1.74
  Net investment income (loss) after
   expense reimbursement(4)(5)            %      7.29        5.49        5.36         7.79        6.07         6.03
  Portfolio turnover                      %       168          69         274          168          69          274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                                                                      APPENDIX D

     The following is a list of the current Funds in the ING Funds which are managed by an affiliate of ING Pilgrim Investments, and the Pilgrim Funds, and the classes of shares that are currently offered by each Fund or that are expected to be offered at or shortly after the Reorganization:

          FUND                                                 CLASSES OFFERED
          ----                                                 ---------------
ING FUNDS

U.S. EQUITY
Internet Fund                                                A, B and C
Tax Efficient Equity Fund                                    A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                         A, B and C
Global Communications Fund                                   A, B and C
Global Information Technology Fund                           A, B and C

FIXED INCOME
High Yield Bond Fund                                         A, B and C
Intermediate Bond Fund                                       A, B and C
Money Market Fund                                            A, B, C and I
National Tax-Exempt Bond Fund                                A, B and C

PILGRIM FUNDS

U.S. EQUITY
Balanced Fund                                                A, B, C, Q and T
Bank and Thrift Fund                                         A and B
Convertible Fund                                             A, B, C and Q
Corporate Leaders Trust Fund                                 A
Growth and Income Fund                                       A, B, C and Q
Growth + Value Fund                                          A, B, C and Q
Growth Opportunities Fund                                    A, B, C, Q, I and T
LargeCap Growth Fund                                         A, B, C and Q
MagnaCap Fund                                                A, B, C, Q and M
MidCap Growth Fund                                           A, B, C and Q
MidCap Opportunities Fund                                    A, B, C, Q and I
Research Enhanced Index Fund                                 A, B, C, Q and I
SmallCap Growth Fund                                         A, B, C and Q
SmallCap Opportunities Fund                                  A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                     A, B and M
Emerging Countries Fund                                      A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)               A
International Fund                                           A, B, C and Q
International Core Growth Fund                               A, B, C and Q
International SmallCap Growth Fund                           A, B, C and Q
International Value Fund                                     A, B, C and Q
Troika Dialog Russia Fund                                    A
Worldwide Growth Fund                                        A, B, C and Q

FIXED INCOME
GNMA Income Fund                                             A, B, C, Q, M and T
High Yield Fund                                              A, B, C, Q and M
High Yield Fund II                                           A, B, C, Q and T
Lexington Money Market Trust                                 A
Pilgrim Money Market Fund                                    A, B and C
Strategic Income Fund                                        A, B, C and Q

                                   APPENDIX E

     As of January 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Pilgrim Strategic Income Fund:

                                                   % OF CLASS          % OF FUND         % OF FUND
                                                     BEFORE             BEFORE             AFTER
     NAME AND ADDRESS                  CLASS     REORGANIZATION     REORGANIZATION     REORGANIZATION
     ----------------                  -----     --------------     --------------     --------------
Wachovia Securities Inc. FBO          Class C          6.51%             1.85%              0.67%
#288-00397-10
PO Box 1220
Charlotte, NC 28201

Eastern Bank & Trust FBO              Class A         12.44%             2.92%              1.05%
Munksjo Paper 401k
217 Essex Street
Salem, MA 01970

     As of January 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of ING International Bond Fund:

                                                   % OF CLASS         % OF FUND          % OF FUND
                                                     BEFORE             BEFORE             AFTER
        NAME AND ADDRESS               CLASS     REORGANIZATION     REORGANIZATION    REORGANIZATION
        ----------------               -----     --------------     --------------    --------------
ING America Insurance Holdings, Inc.  Class A         97.37%             93.12%            59.41%
Investment Accounts
Attn:  David S. Pendergrass
5780 Powers Ferry Road, N.W.
Atlanta, GA 30327-4349

Southwest Securities Inc FBO          Class B          5.60%             0.23%              0.15%
James F. Berschback
PO Box 509002
Dallas, TX 75250

Bear Stearns Securities Corp FBO      Class B          6.71%             0.28%              0.18%
Acct #981-96255-19
1 Metrotech Center North
Brooklyn, NY 11201

Jane F. Hahn                          Class C         25.98%             0.05%              0.03%
577 W. 5th Avenue
Roselle, NJ 07203

                                                   % OF CLASS         % OF FUND          % OF FUND
                                                     BEFORE             BEFORE             AFTER
            NAME AND ADDRESS           CLASS     REORGANIZATION     REORGANIZATION    REORGANIZATION
            ----------------           -----     --------------     --------------    --------------
Laurelle C. Muehling                  Class C         48.03%             0.09%             0.05%
25 Ione Dr., Unit B
South Elgin, IL 60177

State Street Bank & Trust Cust FBO    Class C          6.66%             0.01%             0.01%
Norris L. Flowers IRA
8815 N. Anita Ave.
Kansas City, MO 64154

Christopher M. Everett Trust          Class C         14.22%             0.03%             0.02%
4472 Hosner Road
Oxford, MI 48370

State Street Bank & Trust Cust FBO    Class B          6.77%             0.28%             0.18%
Gurbakhsh Kapur Roth IRA
18982 Harrison Avenue
Livonia, MI 48152

State Street Bank & Trust Cust FBO    Class B          9.09%             0.40%             0.25%
Sonja L. Wayman IRA
5305 Gallatin Pl.
Boulder, CO 80303

                                     PART B

                              PILGRIM MUTUAL FUNDS

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                January 19, 2001

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities     By and in Exchange for Shares of
of ING International Bond Fund                Pilgrim Strategic Income Fund
(each a series of ING Funds Trust)            (a series of Pilgrim Mutual Funds)
1475 Dunwoody Drive                           7337 E. Doubletree Ranch Road
West Chester, Pennsylvania 19380              Scottsdale, Arizona 85258

This Statement of Additional Information is available to the Shareholders of ING International Bond Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING International Bond Fund, a series of ING Funds Trust, will be transferred to Pilgrim Strategic Income Fund, a series of Pilgrim Mutual Funds, in exchange for shares of Pilgrim Strategic Income Fund.

This Statement of Additional Information of the Pilgrim Mutual Funds consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Strategic Income Fund dated November 1, 2000, as filed on November 1, 2000 and ING Funds Trust dated November 6, 2000, as filed on November 13, 2000, respectively.

2. The Financial Statements of Pilgrim Strategic Income Fund are included in the Annual Report of Pilgrim Mutual Funds dated June 30, 2000, as filed on September 7, 2000.

3. The Financial Statements of ING International Bond Fund are included in the Annual Report of ING Funds Trust dated October 31, 2000, as filed on January 10, 2001.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated January 19, 2001 relating to the reorganization of ING International Bond Fund may be obtained, without charge, by writing to ING Pilgrim 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling
(800) 992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                               PILGRIM
                                                             PILGRIM           ING                            STRATEGIC
                                                            STRATEGIC     INTERNATIONAL    PRO FORMA         INCOME FUND
                                                           INCOME FUND      BOND FUND     ADJUSTMENTS        (PRO FORMA)
                                                          ------------    ------------    ------------       ------------
ASSETS:
Investments in securities at market value*                $ 10,907,360    $ 22,160,636                       $ 33,067,996
Short-term investments at amortized cost                       289,000         685,000                            974,000
Foreign currencies**                                                --         864,779                            864,779
Cash                                                            15,968           2,543                             18,511
Receivables:                                                        --
   Fund shares sold                                             86,185              --                             86,185
   Dividends and interest                                      158,632         404,218                            562,850
   Due from affiliate                                           13,244           8,002                             21,246
   Investment securities sold                                  202,924       2,028,731                          2,231,655
   Other                                                            --       3,544,414                          3,544,414
Prepaid expenses                                                21,534          20,149                             41,683
                                                          ------------    ------------    ------------       ------------
       Total Assets                                         11,694,847      29,718,472                         41,413,319
                                                          ------------    ------------    ------------       ------------
LIABILITIES:
Payable for investment securities purchased                    250,000       6,282,714                            250,000
Payable for fund shares redeemed                                15,577          27,538                             15,577
Other accrued expenses and liabilities                          49,086          47,470                          6,406,808
                                                          ------------    ------------    ------------       ------------
       Total Liabilities                                       314,663       6,357,722                          6,672,385
                                                          ------------    ------------    ------------       ------------
NET ASSETS                                                $ 11,380,184    $ 23,360,750                       $ 34,740,934
                                                          ============    ============    ============       ============
NET ASSETS CONSIST OF:
  Paid-in capital                                         $ 12,441,162    $ 28,121,149                       $ 40,562,311
  Undistributed (overdistributed) net investment income        491,239          (1,444)                           489,795
  Accumulated net realized (loss) on investments
    and foreign currency transactions                       (1,342,971)     (2,993,160)                        (4,336,131)
  Net unrealized (depreciation) of investments
    and other assets, liabilities and forward contracts
    denominated in foreign currencies                         (209,246)     (1,765,795)                        (1,975,041)
                                                          ------------    ------------    ------------       ------------
  Net Assets                                              $ 11,380,184    $ 23,360,750                       $ 34,740,934
                                                          ============    ============    ============       ============
CLASS A:
  Net Assets                                              $  2,726,254    $ 22,260,938                       $ 24,987,192
  Shares outstanding                                           225,777       2,698,562        (854,242)(A)      2,070,097
  Net asset value and redemption price per share          $      12.07    $       8.25                       $      12.07
  Maximum offering price per share                        $      12.67    $       8.75                       $      12.67
CLASS B:
  Net Assets                                              $  4,460,163    $    468,676    $    591,418 (B)   $  5,520,257
  Shares outstanding                                           377,987          56,867          32,971 (B)        467,825
  Net asset value and redemption price per share          $      11.80    $       8.24                       $      11.80
  Maximum offering price per share                        $      11.80    $       8.24                       $      11.80
CLASS C:
  Net Assets                                              $  3,966,076    $     39,628                       $  4,005,704
  Shares outstanding                                           322,466           4,801          (1,579)(A)        325,688
  Net asset value and redemption price per share          $      12.30    $       8.25                       $      12.30
  Maximum offering price per share                        $      12.30    $       8.25                       $      12.30
CLASS Q:
  Net Assets                                              $    227,691             N/A    $         90 (C)   $    227,781
  Shares outstanding                                            19,891             N/A               8 (C)         19,899
  Net asset value and redemption price per share          $      11.45             N/A                       $      11.45
  Maximum offering price per share                        $      11.45             N/A                       $      11.45
CLASS I:
  Net Assets                                                       N/A    $         90             (90)(C)            N/A
  Shares outstanding                                               N/A              11             (11)(C)            N/A
  Net asset value and redemption price per share                   N/A    $       8.23                                N/A
  Maximum offering price per share                                 N/A    $       8.23                                N/A
CLASS X:
  Net Assets                                                       N/A    $    591,418    $   (591,418)(B)            N/A
  Shares outstanding                                               N/A          71,708         (71,708)(B)            N/A
  Net asset value and redemption price per share                   N/A    $       8.25                                N/A
  Maximum offering price per share                                 N/A    $       8.25                                N/A

*  Cost of securities                                     $ 11,116,606    $ 22,216,107                       $ 33,332,713
** Cost of foreign currencies                                       --    $    868,565                       $    868,565

(A)  Reflects new shares issued, net of retired shares of the Fund.
(B)  Reflects the merging of Class X into Class B.
(C)  Reflects the merging of Class I into Class Q.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                               PILGRIM
                                                               PILGRIM         ING                            STRATEGIC
                                                              STRATEGIC    INTERNATIONAL    PRO FORMA        INCOME FUND
                                                             INCOME FUND     BOND FUND     ADJUSTMENTS       (PRO FORMA)
                                                             -----------    -----------    -----------       -----------
                                                                YEAR           YEAR           YEAR              YEAR
                                                                ENDED          ENDED          ENDED             ENDED
                                                               JUNE 30,      JUNE 30,       JUNE 30,          JUNE 30,
                                                                2000           2000           2000              2000
                                                             -----------    -----------    -----------       -----------
INVESTMENT INCOME:
  Dividends, net of foreign taxes                            $    65,811                                     $ 1,212,792
  Interest                                                     1,073,053    $ 1,146,981                        1,073,053
                                                             -----------    -----------    -----------       -----------
       Total investment income                                 1,138,864      1,146,981             --         2,285,845
                                                             -----------    -----------    -----------       -----------
EXPENSES:
  Investment management fees                                      59,874        241,048       (132,770)(A)       168,152
  Distribution expenses
    Class A                                                       10,355        171,570        (91,502)(A)        90,423
    Class B                                                       37,680          4,934          5,424 (C)        48,038
    Class C                                                       38,579            242            (61)(A)        38,760
    Class Q                                                          444             --                              444
    Class X                                                           --          6,657         (6,657)(C)            --
  Transfer agent and registrar fees                              110,300         77,761                          188,061
  Shareholder Reporting                                            6,894         11,548                           18,442
  Registration and filing fees                                    76,124         45,442        (22,721)(B)        98,845
  Recordkeeping and pricing fees                                  10,474         47,236        (23,618)(B)        34,092
  Professional fees                                                4,341         31,885        (25,508)(B)        10,718
  Custodian fees                                                   6,768         27,403                           34,171
  Shareholder servicing fees                                       4,683                                           4,683
  Directors' fees                                                    961            519           (415)(B)         1,065
  Insurance                                                          247                                             247
  Miscellaneous                                                    7,570          8,032                           15,602
  Interest and credit facility fee                                 1,218                                           1,218
                                                             -----------    -----------    -----------       -----------
      Total expenses                                             376,512        674,277       (297,828)          752,961
                                                             -----------    -----------    -----------       -----------
  Less:
      Waived and reimbursed fees                                 208,068        304,400       (191,270)(A)       321,198
      Earnings credits                                               174                                             174
                                                             -----------    -----------    -----------       -----------
      Net expenses                                               168,270        369,877       (106,558)          431,589
                                                             -----------    -----------    -----------       -----------
      Net investment income (loss)                               970,594        777,104        106,558         1,854,256
                                                             -----------    -----------    -----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized (loss) from:
    Investments                                                 (763,126)    (1,669,153)                      (2,432,279)
    Foreign currency transactions                                 (1,151)       (79,658)                         (80,809)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                  132,524        (51,193)                          81,331
  Translation of other assets, liabilities and forward
    contracts denominated in foreign currencies                      897         43,749                           44,646
                                                             -----------    -----------    -----------       -----------
  Net (loss) from investments and foreign currencies            (630,856)    (1,756,255)            --        (2,387,111)
                                                             -----------    -----------    -----------       -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                              $   339,738    $  (979,151)   $   106,558       $  (532,855)
                                                             ===========    ===========    ===========       ===========

(A)  Reflects adjustment in expenses due to effects of proposed contract rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C)  Reflects merging of Class X into Class B.

                  See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)*
As of June 30, 2000
--------------------------------------------------------------------------------

                              PILGRIM                                                                                     PILGRIM
  PILGRIM         ING        STRATEGIC                                                      PILGRIM          ING         STRATEGIC
 STRATEGIC   INTERNATIONAL  INCOME FUND                                                    STRATEGIC    INTERNATIONAL   INCOME FUND
INCOME FUND    BOND FUND    (PRO FORMA)                                                   INCOME FUND     BOND FUND     (PRO FORMA)
 PRINCIPAL     PRINCIPAL     PAR VALUE                                                    MARKET VALUE   MARKET VALUE   MARKET VALUE
 ---------    -----------    ---------                                                    ------------   ------------   ------------
                                          CORPORATE BONDS: 12.10%

                                          BANKS: 0.99%
  200,000                      200,000    Wachovia Corp., 6.605%, due 10/01/25            $    195,400                  $    195,400
  155,000                      155,000 @@ Banco Santander-Chile, 6.500%, due 11/01/05          148,105                       148,105
                                                                                          ------------   ------------   ------------
                                                                                               343,505             --        343,505
                                                                                          ------------   ------------   ------------
                                          BROADCASTING, RADIO & TELEVISION: 0.36%
  220,000                      220,000 +  CD Radio, Inc., 0/15.000% due 12/01/2007             126,500                       126,500
                                                                                          ------------   ------------   ------------
                                          CABLE AND DBS: 1.64%
1,000,000                    1,000,000 +  Charter Communications Holdings, 0/11.750%,
                                            due 01/15/10                                       568,750                       568,750
                                                                                          ------------   ------------   ------------
                                          COMMUNICATIONS - INTERNET: 1.39%
  250,000                      250,000    Exodus Communications, 11.625%, due 7/15/10          250,625                       250,625
  250,000                      250,000 #  Psinet Inc., 11.000%, due 8/01/09                    231,250                       231,250
                                                                                          ------------   ------------   ------------
                                                                                               481,875             --        481,875
                                                                                          ------------   ------------   ------------
                                          COMMUNICATIONS - WIRELESS: 1.34%
  375,000                      375,000 +  Crown Castle Int'l Corp. 0/11.250%,
                                            due 8/01/11                                        234,375                       234,375
  500,000                      500,000 +  Winstar Communications Inc., 0/14.750%,
                                            due 04/15/10                                       232,500                       232,500
                                                                                          ------------   ------------   ------------
                                                                                               466,875             --        466,875
                                                                                          ------------   ------------   ------------
                                          COMMUNICATIONS - WIRELINE: 3.32%
  500,000                      500,000 +  Pinnacle Holdings, Inc., 0/10.000%,
                                            due 03/15/08                                       345,000                       345,000
  500,000                      500,000 +  ICG Services, Inc., 0/10.000%, due 02/15/2008        260,000                       260,000
  250,000                      250,000 #  Globenet Communications Group, Ltd., 13.000%,
                                            due 07/15/07                                       252,188                       252,188
  100,000                      100,000    Global Telesystems Group, Inc., 9.875%,
                                            due 02/15/05                                        71,000                        71,000
  450,000                      450,000 #+ United Pan-Europe Communications, 0/12.500%,
                                            due 08/01/09                                       226,125                       226,125
                                                                                          ------------   ------------   ------------
                                                                                             1,154,313             --      1,154,313
                                                                                          ------------   ------------   ------------
                                          FINANCIAL - OTHER SERVICES: 0.15%
   60,000                       60,000 #  Cerro Negro Finance, Ltd., 7.330%,
                                            due 12/01/09                                        51,937                        51,937
                                                                                          ------------   ------------   ------------
                                          RETAIL - DISCOUNT: 0.84%
  300,000                      300,000    Wal-Mart Stores, 6.875%, due 08/10/09                293,358                       293,358
                                                                                          ------------   ------------   ------------
                                          SEMICONDUCTOR/ELECTRONIC COMPONENTS: 0.56%
  200,000                      200,000    Motorola, Inc., 6.500%, due 09/01/25                 192,849                       192,849
                                                                                          ------------   ------------   ------------
                                          TELECOM SERVICES: 0.51%
  200,000                      200,000    Lucent Technologies, 6.450%, due 03/15/29            176,642                       176,642
                                                                                          ------------   ------------   ------------
                                          TRANSPORTATION (AIR, BUS, RAIL): 0.69%
  250,000                      250,000    Atlas Air, Inc., 9.250%, due 04/15/08                238,750                       238,750
                                                                                          ------------   ------------   ------------
                                          UTILITIES: 0.31%
  100,000                      100,000 #  East Coast Power LLC, 7.536%, due 06/30/17            89,500                        89,500
   20,000                       20,000    Enersis S.A., 6.600%, due 12/01/26                    19,020                        19,020
                                                                                          ------------   ------------   ------------
                                                                                               108,520             --        108,520
                                                                                          ------------   ------------   ------------
                                          TOTAL CORPORATE BONDS:
                                            (COST: $4,405,371, $0, $4,405,371)               4,203,874             --      4,203,874
                                                                                          ------------   ------------   ------------
                                          FOREIGN BONDS: 42.04%
                1,000,000    1,000,000    Belgium Government International Bond,
                                            6.375%, due 07/21/05                                         $    989,377        989,377
                1,020,000    1,020,000 A  Bonos y Oblig Del Estado, 4.50%,
                                            due 07/30/04                                                      946,085        946,085
                  423,000      423,000 A  Bundesobligation, 4.750%, due 11/20/01                              402,890        402,890
                  240,000      240,000    Canadian Government Bond, 6.375%,
                                            due 07/21/05                                                      232,735        232,735
                7,270,000    7,270,000 E  Denmark Government Bond, 6.000%,
                                            due 11/15/02                                                      933,218        933,218
                  894,000      894,000 A  Deutsche Bundesrepublik, 6.000%,
                                            due 07/04/07                                                      892,212        892,212
                1,630,000    1,630,000 A  Deutsche Bundesrepublik, 5.6250%,
                                            due 01/04/08                                                    1,576,317      1,576,317
                  150,000      150,000 C  Development Bank of Japan, 9.125%,
                                            due 01/31/05                                                      246,771        246,771
                  240,000      240,000 C  Export-Import Bank of Japan, 8.000%,
                                            due 02/05/07                                                      388,770        388,770
                  600,000      600,000 A  Federal Republic of Germany, 3.250%,
                                            due 09/15/00                                                      571,274        571,274
                  340,000      340,000 A  Italy Buoni Poliennali Del Tesoro, 4.50%,
                                            due 05/01/09                                                      301,246        301,246
                  280,000      280,000 C  Japan Finance Corp. Muni Ent., 6.375%,
                                            due 03/09/04                                                      419,949        419,949
              186,800,000  186,800,000 B  Japan Government Two Year Bond, 0.300%,
                                            due 10/22/01                                                    1,759,597      1,759,597
              186,800,000  186,800,000 B  Japan Government Two Year Bond, 0.5000%,
                                            due 04/22/02                                                    1,761,230      1,761,230
                  260,000      260,000 C  Kansai International Airport, 7.375%,
                                            due 09/24/07                                                      409,533        409,533
                  916,000      916,000 A  Netherlands Government Bond, 5.250%,
                                            due 07/15/08                                                      870,526        870,526
                  230,000      230,000 F  Queensland Treasury, 6.500%, due 06/14/05                           138,273        138,273
                  830,000      830,000 A  Republic of Italy, 3.750%, due 09/01/02                             770,095        770,095
                8,700,000    8,700,000 D  Sweden Government Bond, 5.500%, due 04/12/02                        993,773        993,773
                                                                                          ------------   ------------   ------------
                                          TOTAL FOREIGN BONDS
                                            (COST: $0, $15,634,797, $15,634,797)                    --     14,603,871     14,603,871
                                                                                          ------------   ------------   ------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)*
As of June 30, 2000
--------------------------------------------------------------------------------

                              PILGRIM                                                                                     PILGRIM
  PILGRIM         ING        STRATEGIC                                                      PILGRIM          ING         STRATEGIC
 STRATEGIC   INTERNATIONAL  INCOME FUND                                                    STRATEGIC    INTERNATIONAL   INCOME FUND
INCOME FUND    BOND FUND    (PRO FORMA)                                                   INCOME FUND     BOND FUND     (PRO FORMA)
 PRINCIPAL     PRINCIPAL     PAR VALUE                                                    MARKET VALUE   MARKET VALUE   MARKET VALUE
 ---------    -----------    ---------                                                    ------------   ------------   ------------
                                          SUPRA-NATIONAL ENTITY: 5.37%
                  960,000      960,000    Asian Development Bank                                              943,088        943,088
                  480,000      480,000    Inter-American Development Bank                                     460,822        460,822
                  500,000      500,000    Inter-American Development Bank                                     460,083        460,083
                                                                                          ------------   ------------   ------------
                                          TOTAL SUPRA-NATIONAL ENTITY
                                            ($0, $1,959,500, $1,959,500)                            --      1,863,993      1,863,993
                                                                                          ------------   ------------   ------------
                                          U.S. TREASURY OBLIGATIONS: 19.77%
  900,000                      900,000    U.S. Treasury Bond, 6.000%, due 08/15/04             891,558                       891,558
  400,000                      400,000    U.S. Treasury Bond, 6.000%, due 08/15/09             396,812                       396,812
                1,350,000    1,350,000    U.S. Treasury Bond, 7.250%, due 05/15/16                          1,485,844      1,485,844
                1,330,000    1,330,000    U.S. Treasury Bond, 7.500%, due 11/15/16                          1,498,329      1,498,329
  800,000                      800,000    U.S. Treasury Note, 6.125%, due 08/15/29             808,000                       808,000
  600,000                      600,000    U.S. Treasury Note, 7.250%, due 05/15/16             661,314                       661,314
                1,110,000    1,110,000    U.S. Treasury Note, 4.250%, due 01/15/10                          1,126,650      1,126,650
                                                                                          ------------   ------------   ------------
                                          TOTAL U.S. TREASURY OBLIGATIONS
                                            (COST: $2,728,924, $4,117,386, $6,846,310)       2,757,684      4,110,823      6,868,507
                                                                                          ------------   ------------   ------------
                                          U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.70%
                                          FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.29%
  184,617                      184,617    5.500%, due 1/1/14                                   171,635                       171,635
   95,821                       95,821    5.500%, due 2/1/14                                    89,083                        89,083
  471,883                      471,883    7.000%, due 6/1/29                                   456,986                       456,986
   15,614                       15,614    9.000%, due 6/1/06                                    16,234                        16,234
   40,848                       40,848    9.500%, due 11/1/05                                   42,750                        42,750
   16,417                       16,417    10.000%, due 10/1/03                                  17,212                        17,212
                                                                                          ------------   ------------   ------------
                                                                                               793,900             --        793,900
                                                                                          ------------   ------------   ------------
                                          FEDERAL NATIONAL MORTGAGE
                                            ASSOCIATION: 5.40%
   87,931                       87,931    6.500%, due 2/1/09                                    85,183                        85,183
  750,000                      750,000    7.125%, due 2/15/05                                  750,375                       750,375
  500,000                      500,000    7.250%, due 1/15/10                                  503,200                       503,200
   20,974                       20,974    9.500%, due 5/1/07                                    21,950                        21,950
   18,460                       18,460    9.500%, due 6/1/05                                    19,320                        19,320
   18,018                       18,018    9.500%, due 7/1/06                                    18,857                        18,857
   18,399                       18,399    10.000%, due 10/1/05                                  19,870                        19,870
                  300,000      300,000 C  6.8750%, due 06/07/02                                               457,386        457,386
                                                                                          ------------   ------------   ------------
                                                                                             1,418,755        457,386      1,876,141
                                                                                          ------------   ------------   ------------
                                          GOVERNMENT NATIONAL MORTGAGE
                                            ASSOCIATION: 0.01%
    3,606                        3,606    8.500%, due 2/15/21                                    3,729                         3,729
      678                          678    11.500%, due 7/15/13                                     752                           752
      422                          422    11.500%, due 2/15/13                                     438                           438
                                                                                          ------------   ------------   ------------
                                                                                                 4,919             --          4,919
                                                                                          ------------   ------------   ------------
                                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                            (COST: $2,244,844, $504,424, $2,749,268)         2,217,574        457,386      2,674,960
                                                                                          ------------   ------------   ------------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS AND
                                            ASSET-BACKED SECURITIES: 2.51%
                                          MORTGAGE -- COMMERCIAL: 1.39%
  288,304                      288,304    GMCC 1999 C-3 A1A 6.974%, due 5/15/08                283,790                       283,790
  210,000                      210,000    Allied Capital Commercial Mortgage,
                                            1998 1 C, 6.710%, due 12/25/04                     199,974                       199,974
                                                                                          ------------   ------------   ------------
                                                                                               483,764             --        483,764
                                                                                          ------------   ------------   ------------
                                          MORTGAGE -- RESIDENTIAL: 1.12%
  300,000                      300,000    Emergent Home Equity Loan Trust 7.080%,
                                            due 12/15/28                                       292,477                       292,477
  100,000                      100,000    Saxon Asset Securities Trust 1999 1 AF3,
                                            6.170%, due 08/25/21                                97,399                        97,399
                                                                                          ------------   ------------   ------------
                                                                                               389,876             --        389,876
                                                                                          ------------   ------------   ------------
                                          TOTAL CMO'S AND ASSET BACKED SECURITIES
                                            (COST: $885,971, $0, $885,971)                     873,640             --        873,640
                                                                                          ------------   ------------   ------------

               Shares                     PREFERRED STOCK: 0.81%
--------------------------------------    COMMUNICATIONS -- INTERNET: 0.81%
    2,853                        2,853 @  Nextlink Communications                              282,150                       282,150
                                                                                          ------------   ------------   ------------
                                          TOTAL PREFERRED STOCK
                                            (COST: $240,842, $0, $240,842)                     282,150             --        282,150
                                                                                          ------------   ------------   ------------
                                          MUTUAL FUNDS: 1.65%
                                          INVESTMENT COMPANIES: 1.65%
   64,500                       64,500++  Pilgrim Prime Rate Trust                             572,438                       572,438
                                                                                          ------------   ------------   ------------
                                          TOTAL MUTUAL FUNDS
                                            (COST: $610,654, $0, $610,654)                     572,438             --        572,438
                                                                                          ------------   ------------   ------------
                                          TOTAL LONG-TERM INVESTMENTS
                                            (COST: $11,116,606, $22,216,107,
                                             $33,332,713)                                   10,907,360     21,036,073     31,943,433
                                                                                          ------------   ------------   ------------

PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                              PILGRIM                                                                                     PILGRIM
  PILGRIM         ING        STRATEGIC                                                      PILGRIM          ING         STRATEGIC
 STRATEGIC   INTERNATIONAL  INCOME FUND                                                    STRATEGIC    INTERNATIONAL   INCOME FUND
INCOME FUND    BOND FUND    (PRO FORMA)                                                   INCOME FUND     BOND FUND     (PRO FORMA)
 PRINCIPAL     PRINCIPAL     PAR VALUE                                                    MARKET VALUE   MARKET VALUE   MARKET VALUE
 ---------    -----------    ---------                                                    ------------   ------------   ------------
                                          SHORT-TERM INVESTMENTS: 6.04%

                                          REPURCHASE AGREEMENTS: 2.80%
  289,000                      289,000    State Street Repurchase Agreement, 6.200%,
                                            due 07/03/00                                       289,000                       289,000
                  685,000      685,000    State Street Repurchase Agreement, 6.550%,
                                            due 07/03/00                                       685,000        685,000
                                                                                          ------------   ------------   ------------
                                                                                               289,000        685,000        974,000
                                                                                          ------------   ------------   ------------
                                          FOREIGN GOVERNMENT OBLIGATIONS: 3.24%
                1,190,000    1,190,000 A  French Discount Treasury Bills, 0.000%,
                                            due 09/28/00                                                    1,124,563      1,124,563
                                                                                          ------------   ------------   ------------
                                          TOTAL SHORT-TERM INVESTMENTS
                                            (COST: $289,000, $1,821,646, $2,110,646)           289,000      1,809,563      2,098,563
                                                                                          ------------   ------------   ------------
                                          TOTAL INVESTMENTS IN SECURITIES
                                            (COST: $11,405,606, $24,037,753,
                                             $35,443,359)                         97.99%    11,196,360     22,845,636     34,041,996
                                          OTHER ASSETS AND LIABILITIES-NET         2.01%       183,824        515,114        698,938
                                                                                 ------   ------------   ------------   ------------
                                          NET ASSETS                             100.00%  $ 11,380,184   $ 23,360,750   $ 34,740,934
                                                                                 ======   ============   ============   ============

* The investment policies of Strategic Income Fund provide that up to 30% of the Fund's assets may be invested in securities payable in foreign currencies. Approximately 75% of the net assets of ING International Bond Fund as shown in this Portfolio of Investments are invested in securities of foreign issuers. Adjustments will be necessary to Strategic Income Fund immediately following the Reorganization to reduce the net assets invested in securities payable in foreign currencies that are transferred to Strategic Income Fund. Based upon the net assets of the Funds as of June 30, 2000, approximately 35% of the holdings of ING International Bond Fund would have to be sold.

     Strategic Income Fund also is a party to another proposed Reorganization that is not described in this registration statement. If both this Reorganization and the other reorganization are approved, based upon the net assets of the funds as of June 30, 2000, approximately 10% (the minimum, based on the disposition of 100% of the other fund's foreign securities held as of June 30, 2000) through 60% (the maximum, based on the disposition of 0% of the other fund's foreign securities held as of June 30, 2000) of the holdings of ING International Bond Fund that are transferred to Strategic Income Fund would have to be sold.

     These amounts may change by the date of the Reorganization. Determinations as to the securities of ING International Bond Fund that will be sold will be made by the investment adviser following the Reorganization based upon market conditions at that time and other factors.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
++   Related party.
#    Securities purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
A    Amount listed in Euro Dollar
B    Amount listed in Japanese Yen
C    Amount listed in British Pounds
D    Amount listed in Swedish Krona
E    Amount listed in Danish Krone
F    Amount listed in Australian Dollar

                 See Accompanying Notes to Financial Statements

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On November 2, 2000, the Board of Pilgrim Strategic Income Fund
("Strategic Income Fund") and on November 16, 2000 the Board of ING International Bond Fund ("International Bond Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of International Bond Fund, Strategic Income Fund will acquire all the assets of International Bond Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Strategic Income Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Strategic Income Fund and International Bond Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Strategic Income Fund and International Bond Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Strategic Income Fund and International Bond Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Strategic Income Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of International Bond Fund by Strategic Income Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class of International Bond Fund by the respective Class net asset value per share of Strategic Income Fund.

NOTE 4 - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. International Bond Fund expenses were adjusted assuming Strategic Income Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 5 - MERGER COSTS:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 6 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.